UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 15, 2025
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01    Regulation FD Disclosure.
On October 15, 2025, Salesforce, Inc. (the “Company”) issued a press release regarding its Investor Day event at Dreamforce, announcing, among other things, a new long-term revenue target and a new profitable growth framework.
The Company also posted to its website an investor presentation used in the Company’s October 15, 2025 Investor Day event, including information regarding the Company’s financial performance, guidance, growth targets, market opportunity, competitive position and economic model. Copies of the press release and presentation are included with this Form 8-K for convenience and attached hereto as Exhibits 99.1 and 99.2, respectively.
The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements about the Company’s financial and operating results, guidance and anticipated growth, which include, but are not limited to, expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, net income per share, operating cash flow growth, operating margin, expected revenue growth, expected foreign currency exchange rate impact, expected current remaining performance obligation growth, expected tax rates or provisions, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, strategic investments, expected restructuring expense or charges and expected timing of product releases and enhancements. The achievement or success of the matters covered by such forward- looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results or outcomes could differ materially and adversely from those expressed or implied by our forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements. Further information on these and other factors that could affect the Company’s actual results or outcomes is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings it makes with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Financials section of the Company’s website at investor.salesforce.com/financials/. Salesforce, Inc. assumes no obligation and does not intend to revise or update publicly any forward-looking statements for any reason, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 15, 2025

99.2	Salesforce, Inc. Investor Presentation dated October 15, 2025

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 15, 2025	Salesforce, Inc.

/s/ Robin Washington
Robin Washington President and Chief Operating and Financial Officer